                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 6, 2001

                               GC COMPANIES, INC.
                               ------------------
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

         1-12360                                          04-3200876
         -------                                          ----------
(Commission file number)                    (IRS employer identification number)


27 BOYLSTON STREET, CHESTNUT HILL, MA                        02167
--------------------------------------                       ------
(Address of principal executive offices)                   (Zip code)


                                 (617) 232-8200
                                 --------------
              (Registrant's telephone number, including area code)

      ITEM 5.  OTHER EVENTS.

      On December 6, 2001, AMC Entertainment Inc. ("AMCE") and GC Companies, Inc. ("GCX") signed a non-binding Letter of Intent ("LOI") which contemplates a transaction pursuant to which AMCE will acquire substantially all of the assets, properties, and business of GCX and its subsidiaries, General Cinema International Inc. ("GCI") and GCC Investments Inc. ("GCCI"), under GCX's plan of reorganization that will be filed with the Bankruptcy Court pursuant to Chapter 11 of the United States Bankruptcy Code. Under the terms of the LOI, in exchange for 100% of the outstanding capital stock of GCX (as reorganized) and GCI, as well as all or part of the stock of GCCI, AMCE will pay the creditors of GCX and its subsidiaries consideration in the form of cash, AMCE subordinated notes, and AMCE common stock (the "Proposed Transaction"). The consideration is set forth in greater detail in the Term Sheet (the "Term Sheet") attached to the LOI and incorporated herein by reference. The exact types and amount of consideration paid will depend upon the Bankruptcy Court's final determination of allowed claim amounts and upon the elections of certain creditors with regard to the types and amounts of consideration available to them. The principal claimants in the GCX Chapter 11 cases have consented to the LOI and executed support agreements in which they have agreed to support AMCE's bid and GCX's plan of reorganization.

      The LOI contemplates the execution of a definitive agreement (the "Definitive Agreement") by December 21, 2001. The Definitive Agreement will contain several conditions including approval by the Bankruptcy Court and regulatory agencies, resolution of the claims of lenders of certain GCX subsidiaries, and absence of certain material adverse changes in the business and assets of GCX between August 1, 2001 and the effective date of the plan of reorganization. The LOI contemplates that the Bankruptcy Court will confirm the plan of reorganization by March 20, 2002. In the event that the Proposed Transaction is not consummated, in certain circumstances, AMCE may be entitled to a termination fee and expense reimbursement, subject to the Bankruptcy Court's approval of the LOI. The LOI for the acquisition of GCX by AMCE is attached as Exhibit 2.1 and the press release issued by GCX is attached as
Exhibit 99.1, both are incorporated herein by reference.

      Contemporaneously with the execution of the LOI on December 6, 2001, AMCE and GCX entered into an Interim Operating Agreement pursuant to which GCX must
(i) manage its business consistent with past practices, (ii) use its best efforts to maintain the value of its business, (iii) seek approval of a designated AMCE representative in order to engage in certain actions, and (iv) comply with various reporting requirements. The effectiveness of the Interim Operating Agreement is subject to approval by the Bankruptcy Court. The Interim Operating Agreement is attached as Exhibit 10.1 and is incorporated herein by reference.

      A motion seeking the approval of the Bankruptcy Court of the LOI, the Term Sheet, and the Interim Operating Agreement was filed on December 11, 2001.

      ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

      (a)   Financial Statements of Businesses Acquired:          Not Applicable

      (b)   Pro Forma Financial Information:                      Not Applicable

      (c)   Exhibits:

            2.1 Letter of Intent between AMC Entertainment Inc., GC Companies Inc., and the Principal Claimants in the Chapter 11 Cases of the GCX Debtors, dated as of December 6, 2001

                  Term Sheet for the Acquisition of GC Companies Inc. by AMC Entertainment Inc., dated as of December 6, 2001

            10.1 Interim Operating Agreement between AMC Entertainment Inc. and GC Companies Inc., dated as of December 6, 2001

            99.1  Press Release of GC Companies Inc., dated December 7, 2001

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GC COMPANIES, INC.


Date: December 12, 2001             By: /s/ Philip J. Szabla
                                        ---------------------------------
                                        Philip J. Szabla
                                        Vice President and General Counsel